                                                                       Exhibit 1


                             $


                      Floating Rate Asset Backed Securities

                             Series 1998-2, Class A

                               METRIS MASTER TRUST
                             UNDERWRITING AGREEMENT



                                                                      , 1998



Chase Securities Inc.,
  as Representative of the
  several Underwriters
270 Park Avenue
New York, New York  10017


Ladies and Gentlemen:


         Section 1. INTRODUCTORY. Metris Receivables, Inc. (the "Transferor"), a Delaware corporation, and a wholly owned subsidiary of Metris Companies Inc. ("Metris"), proposes to sell $__________ Floating Rate Asset Backed Securities, Series 1998-2, Class A (the "Class A Securities" or the "Offered Securities") of the Metris Master Trust (the "Trust"). Each Offered Security will represent a fractional undivided interest in the Trust. The assets of the Trust will include, among other things, a pool of receivables (the "Receivables") arising under certain MasterCard, VISA or other revolving consumer credit accounts (the "Accounts") transferred and sold by Direct Merchants Credit Card Bank, National Association ("Direct Merchants Bank" or, in its capacity as servicer under the P&S (as hereinafter defined), the "Servicer") to Metris pursuant to an Amended and Restated Bank Receivables Purchase Agreement dated as of July 30, 1998 between Metris and Direct Merchants Bank (as supplemented and amended from time to time, the "Bank Purchase Agreement"), then subsequently sold by Metris to the Transferor pursuant to an Amended and Restated Purchase Agreement dated as of July 30, 1998 between Metris and the Transferor (as supplemented and amended from time to time, the "Purchase Agreement") and then transferred by the Transferor to the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement dated July 30, 1998 (as supplemented and amended from time to time, the "P&S") among the Transferor, the Servicer and The Bank of New York (Delaware), as trustee, (the "Trustee"). The Offered Securities will be issued pursuant to the P&S and the Series 1998-2 Supplement to the P&S (the "Supplement") to be dated the Closing Date (as defined herein), among the Transferor, the Servicer and the Trustee. The P&S and the Supplement are collectively referred to as the "Pooling and Servicing Agreement". The $_______ Asset-Backed Securities, Series 1998-2, Class B (the "Class B Securities") will also be issued pursuant to the Pooling and Servicing Agreement and, together with the Offered Securities, are referred to herein as the "Investor Securities." Certain distributions with respect to the Class A Securities will be insured by MBIA Insurance Corporation (the "Securities Insurer") pursuant to a financial guarantee insurance policy (the "Policy") and an insurance and reimbursement agreement to be dated as of the Closing Date (the "Insurance and Reimbursement Agreement") among the Transferor, Direct Merchants Bank, the Trustee and the Securities Insurer. The Bank Purchase Agreement, the Purchase Agreement, the Insurance and Reimbursement Agreement and the Pooling and Servicing Agreement are collectively referred to as the "Designated Agreements".



         The Transferor has filed with the Securities and Exchange
Commission (the "Commission") a registration statement on Form S-3 (No. 333-61343), including the related prospectus, for the registration under the Securities Act of 1933, as amended (the "Act"), of the Offered Securities, in the form heretofore delivered to the Underwriters. The registration statement (including the prospectus constituting a part thereof and all documents incorporated by reference therein) in the form in which it becomes effective under the Act (the date on which it becomes effective being the "Effective Date"), including the exhibits thereto, is referred to herein as the "Registration Statement", and the prospectus dated __________ __, 1998 in the form in which it is filed with the Commission (including all documents incorporated by reference therein) is referred to herein as the "Prospectus", except that if any revised prospectus shall be provided to you by the Transferor for use in connection with the offering of the Offered Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed) by the Transferor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act (the "1933 Act Regulation"), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to you for such use.


         Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Pooling and Servicing Agreement.

         Section 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRANSFEROR AND METRIS. Each of the Transferor and Metris, as applicable (the representations and warranties as to Direct Merchants Bank being given by Metris), represents and warrants to, and agrees with, Chase Securities Inc. ("Chase") and any other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Chase is acting as representative (in such capacity, Chase shall hereinafter be referred to as the "Representative"), as of the date hereof that:

         (i) On the date hereof and the Effective Date, the Registration Statement did and will comply, in all material respects, with the requirements of the Act and the 1933 Act Regulations, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Effective Date (unless the term "Prospectus" refers to a prospectus which has been provided to you by the Transferor which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to you for such use) and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that these representations and warranties shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Transferor by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus.

         (ii) Metris is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to transact business and is in good standing in any state in which the conduct of its business requires such qualification, except where the failure to so qualify does not have a material adverse effect on the financial condition or business of Metris, and Metris has the corporate power to own and conduct its business as it is currently conducted.

         (iii) The Transferor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to transact business and is in good standing in any state in which the conduct of its business requires such qualification, except where the failure to so qualify does not have a material adverse effect on the financial condition or business of the Transferor, and the Transferor has the corporate power to own and conduct its business as it is currently conducted.

         (iv) Direct Merchants Bank is a national banking association formed under the laws of the United States of America and is authorized to conduct the business of a special purpose credit card bank, as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables;

         (v) Each of the Transferor, Metris and Direct Merchants Bank had or has the requisite power to execute and deliver each Designated Agreement to which it is a party and, in the case of the Transferor and Metris, this Agreement and to perform their respective obligations thereunder and hereunder.

         (vi) Each of the Designated Agreements to which it is a party, has been duly authorized and, as of the Closing Date, will be duly executed and delivered by the Transferor, Metris and Direct Merchants Bank, as applicable, and each of the Designated Agreements to which it is a party shall, as of the Closing Date, constitute the valid, legal and binding obligation of the Transferor, Metris and Direct Merchants Bank, as applicable, enforceable against the Transferor, Metris and Direct Merchants Bank, as applicable, in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general, and
         (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (vii) This Agreement has been duly authorized, executed and delivered by the Transferor and Metris.

         (viii) As of the Closing Date referred to below, the Investor Securities will be duly and validly authorized, and, when duly and validly executed by the Transferor and authenticated by the Trustee and delivered to the Transferor in accordance with the Pooling and Servicing Agreement, and following delivery to and payment therefor by the Underwriters as provided herein in the case of the Offered Securities, by the purchasers thereof in the case of the Collateralized Trust Obligations and delivery to the Transferor in exchange for a portion of the Exchangeable Transferor Security in the case of the Class D Securities, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

         (ix) The execution and delivery of any Designated Agreement or of this Agreement and the performance of the transactions contemplated thereby and hereby do not (i) contravene the Transferor's, Metris' or Direct Merchants Bank's charter or by-laws, (ii) violate any material provision of law applicable to the Transferor, Metris or Direct Merchants Bank or require any filing (except for filings under the UCC) or registration under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Transferor, Metris or Direct Merchants Bank, except for such filings or registrations as have already been made and are in full force and effect. The execution and delivery of any Designated Agreement or of this Agreement and the execution and delivery to the Trustee of the Investor Securities, the performance of the transactions contemplated by this Agreement or any Designated Agreement and the fulfillment of the terms hereof or thereof will not violate any Requirement of Law applicable to the Transferor, Metris or Direct Merchants Bank, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor, Metris or Direct Merchants Bank, is a party or by which it is bound.

         (x) There are no proceedings or investigations pending or, to the best knowledge of the Transferor, Metris or Direct Merchants Bank, threatened, against the Transferor, Metris or Direct Merchants Bank, before any Governmental Authority (i) asserting the invalidity of any Designated Agreement or of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor, Metris or Direct Merchants Bank of its obligations thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability thereof or (v) seeking to affect adversely the tax attributes of the Trust.

         (xi) All approvals, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery of any Designated Agreement or of this Agreement and the Investor Securities, the performance of the transactions contemplated by any Designated Agreement and by this Agreement and the fulfillment of the terms hereof, have been obtained.

         (xii) Each of the Transferor, Metris and Direct Merchants Bank possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, except to the extent that the failure to have such licenses, certificates, authorities or permits does not have a material adverse effect on the Receivables, the Investor Securities or the financial condition of the Transferor, Metris or Direct Merchants Bank, and neither the Transferor, Metris nor Direct Merchants Bank has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the Receivables or the conduct of its business, operations or financial condition.

         (xiii) On the Closing Date the Trust will have good and marketable title to, or a perfected first priority security interest in, the Receivables, free of Liens other than any Lien permitted under the Pooling and Servicing Agreement.

         (xiv) The businesses of each of the Transferor, Metris and Direct Merchants Bank conform, in all material respects, to the descriptions thereof contained in the Prospectus.


         Section 3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Transferor, on __________ __, 1998, or on such other date as shall be mutually agreed upon by the Transferor and the Representative (the "Closing Date"), the principal amount, if any, of the Class A Securities set forth in Schedule A opposite the name of such Underwriter. The Class A Securities shall be purchased at a purchase price equal to _____% of the principal amount thereof.


         (a) Against payment of the purchase price in same day funds drawn to the order of the Transferor, the Transferor will deliver the Offered Securities to the Underwriters at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, at 10:00 a.m. New York City time, on the Closing Date. The Offered Securities to be so delivered will be initially represented by one or more Offered Securities registered in the name of Cede & Co., the nominee of The

Depository Trust Company ("DTC"). The interests of beneficial owners of the Offered Securities will be represented by book entries on the records of DTC and participating members thereof.

         Section 4. PUBLIC OFFERING OF THE OFFERED SECURITIES. It is understood by the parties hereto that, after the Registration Statement becomes effective, the Underwriters propose to offer the Offered Securities for sale to the public (which may include selected dealers), as set forth in the Prospectus.

         Section 5. COVENANTS OF THE TRANSFEROR. The Transferor covenants and agrees with each Underwriter:

         (a) If required, to file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the time specified therein. The Transferor will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

         (b) To file no amendment to the Registration Statement and to make no amendment or any supplement to the Prospectus as amended or supplemented, or, during such period as a Prospectus is required by law to be delivered in connection with sales of Offered Securities by any Underwriter or a dealer, to file no document which, upon filing becomes incorporated by reference in the Registration Statement other than monthly Form 8-Ks containing the Securityholders' statement or information regarding the addition of Accounts as contemplated in the Prospectus, without furnishing the Representative with a copy of the proposed form thereof and providing the Representative with a reasonable opportunity to review the same and not to file any such amendment or supplement to which the Representative shall reasonably object; and to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus as amended or supplemented or any amended Prospectus has been filed or mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Offered Securities or suspending any such qualification, promptly to use its best efforts to obtain its withdrawal.

         (c) From time to time to take such action as the Representative may reasonably request in order to qualify the Offered Securities for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Offered Securities; provided that in connection therewith neither the Transferor nor Metris shall be required to qualify as a foreign corporation or partnership, respectively, to do business, or to file a general consent to service of process in any jurisdiction.

         (d) To furnish the Representative with copies of the Registration Statement (including exhibits) and copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request; and if the delivery of a prospectus shall be at the time required by law in connection with sales of any Offered Securities, either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus as amended or supplemented, to notify the Representative and to prepare and furnish to the Representative as the Representative may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

         (e) To make generally available to Securityholders an earnings statement of the Trust complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after the Effective Date of the Registration Statement (as such date is defined in Rule 158(c) under the Act) as soon as practicable after such period.

         (f) To furnish to the Representative a copy of the Registration Statement (which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as such Underwriter reasonably requests for the purposes contemplated by the Act or the 1933 Act Regulations.

         (g) To pay all expenses incident to the performance of the obligations under this Agreement, including:

         (i) the word processing, printing and filing of the Registration Statement as originally filed and of each amendment thereto;

         (ii) the reproduction of this Agreement;

         (iii) the preparation, printing, issuance and delivery of the Offered Securities to the Underwriters;

         (iv) the reasonable fees and disbursements of counsel and accountants for the Transferor;

         (v) the qualification of the Offered Securities under state securities laws in accordance with the provisions of Section 5(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey;

         (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto;

         (vii) the reproduction and delivery to the Underwriters of copies of the Blue Sky Survey;


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         (viii) the fees of Moody's Investors Service, Inc. ("Moody's") and
         Standard & Poor's Ratings Services, a Division of the McGraw Hill Companies, Inc. ("S&P") for rating the Offered Securities; and

         (ix) the fees and expenses of the Trustee and its counsel.

It is understood, however, that except as provided in this Section, and Sections 7 and 8 hereof or as provided in the next succeeding sentence, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Offered Securities by it, and any advertising expenses connected with any offers it may make. If this Agreement is terminated by the Representative in accordance with the provisions of Section 6 hereof, the Transferor and Metris, jointly and severally, shall reimburse the Representative for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Representative.

         (h) For a period from the date of this Agreement until the retirement of the Offered Securities, or until such time as each Underwriter shall cease to maintain a secondary market in the Offered Securities, whichever occurs first, to deliver to the Representative the annual statements of compliance, the Annual Servicer's Certificate and the annual independent certified public accountants' servicing reports furnished to the Trustee pursuant to Section 3.5 and Section 3.6, respectively, of the P&S and the monthly Distribution Date Statement pursuant to Section 5.2 of the Series 1998-2 Supplement as soon as such statements and reports are furnished to the Trustee.

         (i) From and after the Closing Date, not to take any action inconsistent with the Trust's ownership of the Receivables other than as permitted by the Pooling and Servicing Agreement.

         (j) To the extent, if any, that the rating provided with respect to the Offered Securities by the rating agency or agencies that initially rate the Offered Securities is conditional upon the furnishing of documents or the taking of any other actions by the Transferor, to furnish such documents and take any such other actions.

         Section 6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE UNDERWRITER. The obligation of the Underwriters to purchase and pay for the Offered Securities are subject to the accuracy of the representations and warranties on the part of the Transferor and Metris, to the accuracy of the statements of officers of the Transferor and Metris made pursuant to the provisions hereof, to the performance by the Transferor of its obligations hereunder and to the following additional conditions precedent:

         (a) The Registration Statement shall have become effective not later than 4:00 p.m., New York time, on the second Business Day following the date of this Agreement or such later date as shall have been consented to by the Representative; and prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or Metris, shall be contemplated by the Commission. If the Transferor has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Offered Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

         (b) Each of the Transferor and Metris shall have delivered to the Representative a certificate, dated the Closing Date, signed by its president, a senior vice president or a vice president to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, each Designated Agreement and this Agreement and that:

         (i) (A) the representations and warranties of the Transferor and Metris, as applicable, in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date and (B) the representations and warranties of the Transferor, Metris and Direct Merchants Bank, as applicable, in each Designated Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on and as of the Closing Date except that to the extent that any such representation or warranty in this clause (B) expressly relates to an earlier date, such representation or warranty is true and correct in all material respects at and as of such earlier date;

         (ii) the Transferor or Metris, as applicable, has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

         (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the Transferor's or Metris's knowledge, threatened by the Commission as of the Closing Date; and

         (iv) nothing has come to such person's attention that would lead such person to believe that the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) Since the respective dates as of which information is given in the Prospectus, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business or assets of the Trust, the Transferor, or Direct Merchants Bank or any material adverse change in the financial position or results of operations of the Trust, the Transferor, or Direct Merchants Bank otherwise than as set forth or contemplated in the Prospectus which in any such case makes it impracticable or inadvisable in the Representative's good faith judgment to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

         (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material adverse change in the financial markets for asset backed securities in the United States or any outbreak of hostilities or other calamity or crisis or (ii) the suspension of trading generally by either the American Stock Exchange or the New York Stock Exchange, or the establishment of minimum or maximum prices or ranges of prices by either of such exchanges or by order of the Commission or any other governmental authority, or any banking moratorium declared by Federal or New York authorities, the effect of which with respect to clause (i) or (ii) is such as to make it, in the good faith judgment of the Representative, impracticable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

         (e) The Representative shall have received:

              (1) The favorable opinion of Jill B. Barclift, general counsel of Metris, dated the Closing Date and addressed to the Underwriters and satisfactory in form and substance to the Representative and to counsel to the Representative, to the effect that:

         (i) Metris is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

         (ii) The Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in each state in which the conduct of its business requires such qualification except where the failure to so qualify does not have a material adverse effect on the financial condition or business of the Transferor.

         (iii) Direct Merchants Bank is a national banking association formed under the laws of the United States of America and is authorized to conduct the business of a special purpose credit card bank, as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables;

         (iv) Each Designated Agreement to which Metris, Direct Merchants Bank or the Transferor is a party and this Agreement has been duly and validly authorized, executed and delivered by each of Metris, Direct Merchants Bank and the Transferor, as applicable.

         (v) The sale of the Investor Securities and the direction by the Transferor to the Trustee to execute, authenticate and deliver the Investor Securities have been duly authorized by the Transferor. The Investor Securities have been duly and validly authorized and executed by the Transferor.

         (vi) The execution and delivery of any Designated Agreement or of the Underwriting Agreement and the execution and delivery to the Trustee of the Investor Securities, the performance of the transactions contemplated by this

         Agreement or any Designated Agreement and the fulfillment of the terms thereof will not (i) violate any Applicable Laws (assuming compliance with all applicable state securities and Blue Sky laws, as to which such counsel expresses no opinion), (ii) require any Governmental Approval (except for filings under the UCC, compliance with all applicable state securities and Blue Sky laws, as to which such counsel expresses no opinion and such filings or registrations as have already been made and are in full force and effect) or (iii) violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any currently existing material indenture, contract, agreement, mortgage, deed of trust or other instrument which has been attached as an exhibit to the report on Form 10-K filed by Metris. For purposes of this paragraph (vi), "Applicable Laws" means those laws, rules and regulations of the State of Minnesota and the United States of America which, in such counsel's experience, are normally applicable to the ordinary business operations of Metris or the Transferor and transactions of the type contemplated by the Designated Agreements. For the purposes of this paragraph (vi), the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and the term "Governmental Authority" means any Minnesota or federal executive, legislative, judicial, administrative or regulatory body.

         (vii) There are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein. There are no proceedings or investigations pending or, to the best of such counsel's knowledge, threatened against Metris or the Transferor, before any Governmental Authority (i) asserting the invalidity of any Designated Agreement or of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by Metris or the Transferor of its obligations thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability thereof or (v) seeking to affect adversely the tax attributes of the Trust or the Investor Securities.

         (viii) No consent, approval, authorization or order of, or registration, filing (except for filings under the UCC) or declaration with, any court or governmental agency or body is required in connection with (i) the execution, delivery and performance by Metris or the Transferor of any Designated Agreement or of this Agreement or
         (ii) the offer, sale or delivery of the Investor Securities, except such as shall have been obtained or made, as the case may be, or will be obtained or made, as the case may be, prior to the Closing Date and except such as may be required under state securities or Blue Sky laws.

         (ix) Metris has full corporate power and authority to sell and assign the Receivables to the Transferor pursuant to the terms of the Purchase Agreement and has duly authorized such sale and assignment by all necessary corporate action. The Transferor has full corporate power and authority to transfer the Receivables to the Trust pursuant to the terms of the Pooling and Servicing Agreement and has duly authorized such transfer by all necessary corporate action.

         (x) Direct Merchants Bank has the power and authority to execute and deliver the Bank Purchase Agreement and the Pooling and Servicing Agreement and to consummate the transactions contemplated therein;

         (xi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by Direct Merchants Bank of the transactions contemplated in the Bank Purchase Agreement or the Pooling and Servicing Agreement, except for such consents, approvals, orders or fillings as may be required under federal or state securities laws and except for such fillings as may be required to perfect interests in the Receivables pursuant to the Bank Purchase Agreement;

         (xii) Neither the execution, delivery and performance by Direct Merchants Bank of its obligations under the Bank Purchase Agreement or the Pooling and Servicing Agreement, the transfer of the Receivables to Metris, the issuance and sale of the Investor Securities, nor the consummation of any other of the transactions contemplated in the Bank Purchase Agreement or the Pooling and Servicing Agreement will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or by-laws of the Bank, each as amended, or any Applicable Laws or the terms of any material indenture or other material agreement or instrument known to such counsel to which Direct Merchants Bank is a party or by which it or its properties are bound. For purposes of this paragraph (xii), "Applicable Laws" means those laws, rules and regulations of the United States of America which, in such counsel's experience, are normally applicable to the ordinary business operations of Direct Merchants Bank and transactions of the type contemplated by the Designated Agreements; and

         (xiii) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge, threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of the Bank Purchase Agreement or the Pooling and Servicing Agreement or
         (y) seeking to prevent the issuance of the Investor Securities or the consummation of any of the transactions contemplated by the Bank Purchase Agreement or the Pooling and Servicing Agreement or the Investor Securities, which might materially and adversely affect the performance by Direct Merchants Bank of its obligations under, or the validity or enforceability of, the Bank Purchase Agreement or the Pooling and Servicing Agreement or the Investor Securities.

         (xiv) Metris is duly qualified to transact business and is in good standing in each state in which the conduct of its business requires such qualification except where the failure to so qualify does not have a material adverse effect on the financial condition or business of Metris.

         (xv) Each of Metris and the Transferor possesses all material licenses, certificates, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, except to the extent that the failure to have such licenses, certificates, authorities or permits does not have a material adverse effect on the Receivables or the Investor Securities or the financial condition of Metris or the Transferor, and neither Metris nor the Transferor has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of its business, operations or financial condition.

              (2) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Transferor and Metris, dated the Closing Date and addressed to the Underwriters and satisfactory in form and substance to the Representative and counsel to the Representative; to the effect that:

         (i) Each of the Designated Agreements (including, with respect to the Agreement, the allocation provisions thereof) to which any of Metris, the Transferor, the Bank and the Servicer (the "Companies") is a party, constitutes a valid and binding obligation of each of them, as applicable, enforceable against each of Metris, the Transferor and Direct Merchants Bank, as applicable, in accordance with their respective terms, except to the extent enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and, in the case of Direct Merchants Bank, creditors of national banking associations, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) the qualification that certain remedial provisions of the Designated Agreements may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of any such agreement taken as a whole and each of such agreements, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security created by such agreement;

         (ii) Neither the execution, delivery or performance by any of the Companies of any of the Designated Agreements to which it is a party nor the compliance by any of the companies with the terms and provisions thereof will contravene any provision of any Applicable Laws. For purposes of this paragraph (ii) and paragraph (iii) below, "Applicable Laws" means those laws, rules and regulations of the State of New York, the United States of America and the Delaware General Corporation Law which, in such counsel's experience, are normally applicable to transactions of the type contemplated by the Designated Agreements but do not include laws applicable due to the regulatory status or nature of the business of any party thereto other than the Companies.

         (iii) No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of any of the Designated Agreements and this Agreement, except for (a) filings of Uniform Commercial Code financing statements with respect to the transfer of the Receivables from Direct Merchants Bank to Metris pursuant to the Bank Purchase Agreement, from Metris to the Transferor pursuant to the Purchase Agreement and with respect to the transfer of the Receivables from the Transferor to the Trust pursuant to the Pooling and Servicing Agreement and (b) such Governmental Approvals as may be required under the securities or blue sky laws of any jurisdiction. For the purposes of this paragraph (iii), the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and the term "Governmental Authority" means any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body.

         (iv) The Investor Securities, the Designated Agreements and this Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

         (v) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended; neither Metris, the Transferor or the Trust is required to be registered under the Investment Company Act of 1940, as amended;

         (vi) The statements in the Prospectus under the headings
         "Risk Factors -- Transfer of the Receivables; Insolvency Risk Considerations", "Certain Legal Aspects of the Receivables" and "Certain Federal Income Tax Consequences", and "Employee Benefit Plan Considerations" to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

         (vii) Each of the Registration Statement, as of its effective date and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Act and the General Rules and Regulations under the Act, except that in each case such counsel need not express any opinion as to the financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement and, except as and, to the extent set forth in paragraphs (iv), (vi) and (viii) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus;

         (viii) The information in the Prospectus under the heading "Description of the Offered Securities", insofar as it constitutes a summary of certain provisions of the Offered Securities and the Pooling and Servicing Agreement, summarizes fairly such provisions;

         (ix) When duly and validly executed by the Transferor and authenticated by the Trustee and delivered to the Transferor in accordance with the Pooling and Servicing Agreement, and delivered to and paid for by the Underwriters in accordance with this Agreement in the case of the Offered Securities and delivered to the Transferor in exchange for a portion of the Exchangeable Transferor Security in the case of the Class B Securities, the Investor Securities will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement; and


         (x) The execution and delivery of the Purchase Agreement and Pooling and Servicing Agreement or this Agreement and the execution and delivery to the Trustee of the Investor Securities, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any currently existing indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is bound and which has been specifically identified to such counsel in writing by the Transferor as being material to the Transferor.

         With respect to such counsel's opinion set forth in paragraph (iii) above, such counsel shall consider only such consents, approvals, authorizations, orders and filings which, in such counsel's experience, are customarily required for transactions of the type contemplated by the Purchase Agreement and Pooling and Servicing Agreement.

         Such counsel shall have been advised by the Commission that the Registration Statement was declared effective and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

         Such counsel also shall state that they have participated in conferences with officers and representatives of Metris and the Transferor, counsel for Metris and the Transferor, representatives of the independent accountants of Metris and the Transferor, and representatives of the Underwriters, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have made no independent check or verification thereof except as and to the extent set forth in paragraphs (iv), (vi) and (viii) above, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no belief with respect to financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement, or any of the information set forth under the headings "Description of MBIA" and "Description of the Offered Securities -- Interest Rate Cap Providers". Such counsel shall also deliver to the Underwriters their opinion, dated the Closing Date and addressed to the Underwriters and satisfactory in form and substance to the Representative and counsel to the Representative, to the effect that for federal income tax purposes
         (i) the Offered Securities would be treated as debt for federal income tax purposes and (ii) any entity constituted by the Trust will not be an association taxable as a corporation or publicly traded partnership treated as a corporation;

              (3) The favorable opinion of Shaw Pittman Potts & Trowbridge, counsel to the Securities Insurer, dated the Closing Date and addressed to the Underwriters and satisfactory in form and substance to the Representative and to counsel to the Representative, to the effect that:

         (i) The Securities Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York. The Securities Insurer is validly licensed and authorized to issue the Policy and perform its obligations under the Policy in accordance with the terms thereof, under the laws of the State of New York.

         (ii) The execution and delivery by the Securities Insurer of the Policy are within the corporate power of the Securities Insurer, and each has been authorized by all necessary corporate action on the part of the Securities Insurer, the Policy has been duly executed and is the legal, valid and binding obligation of the Securities Insurer enforceable in accordance with its terms, except that the enforcement of the Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (iii) The Securities Insurer is authorized to deliver the Insurance and Reimbursement Agreement and, assuming due execution by the other parties thereto, the Insurance and Reimbursement Agreement has been duly executed and is the valid and binding obligation of the Securities Insurer enforceable in accordance with its terms, except that the enforcement of the Insurance and Reimbursement Agreement may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (f) The Representative shall have received an opinion or opinions of Dorsey & Whitney with respect to Minnesota law, O'Connor, Cavanagh, Anderson, Killingsworth & Beshears with respect to Arizona law and Skadden, Arps, Slate, Meagher & Flom LLP with respect to federal and New York law, dated the Closing Date, in form and substance satisfactory to the Representative and their counsel, with respect to certain matters relating to the transfers of the Receivables to Metris, the Transferor and the Trust and the perfection of Metris', the Transferor's and the Trust's interest in the receivables and certain other matters relating to insolvency considerations and with respect to other related matters in a form previously approved by you and your counsel.

         (g) The Representative shall have received from each of Dorsey & Whitney in respect of Minnesota, O'Connor, Cavanagh, Anderson, Killingsworth & Beshears in respect of Arizona, Johnson, Allen, Jones & Dornblasser in respect of Oklahoma and Skadden, Arps, Slate, Meagher & Flom in respect of Delaware, an opinion, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Underwriters, to the effect that the Offered Securities will be characterized for such state's income and franchise tax purposes as indebtedness secured by the Receivables and Securityholders not otherwise subject to taxation in such state will not be subject to tax in respect of the Offered Securities.


         (h) The Representative shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Transferor and Metris, opinions, dated the Closing Date, addressed to the Underwriters and satisfactory in form and substance to the Representative and to counsel to the Underwriters, relating to certain insolvency and bankruptcy matters.

         (i) The Representative shall have received from Richards, Layton & Finger, Delaware counsel for the Trustee, and Emmet, Marvin & Martin, New York counsel for the Trustee, as appropriate, opinions, dated the Closing Date and addressed to the Underwriters, the Transferor and Metris and satisfactory in form and substance to the Representative and to counsel to the Underwriters.

         (j) The Representative shall have received an officer's certificate dated the Closing Date of the chairman of the board, the president, an executive vice president or the treasurer of the Trustee in which such officer shall state that, to the best of his/her knowledge after reasonable investigation, the representations and warranties of the Trustee contained in the Pooling and Servicing Agreement are true and correct in all material respects, and that the Trustee has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied under the Pooling and Servicing Agreement at or prior to the Closing Date.


         (k) The Representative shall have received copies of rating letters confirming that the Class A Securities have been rated in the highest rating category by S&P and Moody's and such rating shall not have been reduced or withdrawn;

         (l) Counsel to the Transferor and Metris shall have furnished to the Representative any opinions supplied to the rating agencies relating to certain matters with respect to the Offered Securities.

         (m) On or prior to the date of this Agreement, the Representative shall have received a copy of a letter, dated the Closing Date and addressed to the Underwriters, from KPMG Peat Marwick LLP certified public accountants, substantially in the form heretofore approved by the Underwriters and counsel to the Underwriters. On the Closing Date, the Representative shall have received from KPMG Peat Marwick LLP such letter (which may be in a bring-down format) dated the Closing Date.


         (n) The Representative shall have received (i) a copy of the financing statements on Form UCC-1 filed with the Secretary of State of the State of Arizona with respect to the transfer of the Receivables by Direct Merchants Bank to Metris pursuant to the Bank Purchase Agreement, identifying the Receivables as collateral and naming Direct Merchants Bank as debtor and Metris as secured party, (ii) a copy of the financing statements on Form UCC-1 filed with the Secretary of State of the State of Minnesota with respect to the transfer of the Receivables by Metris to the Transferor pursuant to the Purchase Agreement, identifying the Receivables as collateral and naming Metris as debtor and the Transferor as the secured party and (iii) a copy of the financing statements on Form UCC-1 filed with the Secretary of State of the State of Minnesota with respect to the transfer of the Receivables by the Transferor to the Trust pursuant to the Pooling and Servicing Agreement, identifying the Receivables as collateral and naming the Transferor as the debtor and the Trust as the secured party.


         (o) The Representative shall have received an opinion addressed to the Underwriters from Brown & Wood LLP, counsel to the Underwriters, dated the Closing Date, with respect to the validity of the Investor Securities and other related matters and the Transferor shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render such opinions.

         The Transferor will furnish the Representative with such conformed copies of such certificates, letters and documents as the Representative may reasonably request.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Seller at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof.

         Section 7. INDEMNIFICATION AND CONTRIBUTION. (a) Each of Metris and the Transferor shall, jointly and severally, indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of
Section 15 of the Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Transferor and Metris; and

         (iii) against any and all expense whatsoever (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by the Representative) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;


provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Transferor by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and provided, further, that the foregoing indemnity is subject to the condition that, insofar as it relates to any untrue statement or omission, or any alleged untrue statement or omission, made in the preliminary prospectus (as amended or supplemented) but eliminated, corrected or remedied in the Prospectus (as amended or supplemented), it shall not inure to the benefit of any Underwriter (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus (as amended or supplemented) was not delivered by such Underwriter to the person asserting any loss, claim, damage, or liability arising out of or based upon such untrue statement or omission, or such alleged untrue statement or omission, at or prior to the time required by the Securities Act.

         (b) Each Underwriter severally agrees to indemnify and hold harmless Metris, the Transferor, each of their respective directors and officers, each of the Transferor's officers who signed the Registration Statement, and each person, if any, who controls the Transferor and Metris, respectively, within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Transferor by such

Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsection (a) or (b) above unless the indemnifying party has been materially prejudiced by such failure to notify. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnifying person shall not be responsible for the settlement of any proceeding made without its prior consent.

         Section 8. CONTRIBUTION. If the indemnification provided for in Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) of Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or
(b) of Section 7 (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and Metris on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and Metris on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor and Metris on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the underwriting discount or commission applicable to the Offered Security purchased by it hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 9. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of each of the Transferor, Metris or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Transferor, Metris or any of their respective representatives, officers or directors of any controlling person, and will survive delivery of and payment for the Offered Securities.

         Section 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail on the Closing Date to purchase the Offered Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

         (a) if the principal amount of Defaulted Securities does not exceed 10% of the principal amount of Offered Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the principal amount of Defaulted Securities exceeds 10% of the principal amount of Offered Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Transferor shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         Section 11. REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS. Each Underwriter represents and warrants to, and agrees with, Metris and the Transferor that:

         (a) It has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a person to whom the document may otherwise lawfully be issued or passed on.

         (b) It has complied and will comply with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.

         (c) If it is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described herein if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

         Section 12. NOTICES. All communications hereunder will be in writing and:

         (i) if sent to the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to the Representative at:

                   Chase Securities Inc.
                   270 Park Avenue
                   New York, New York  10017
                   Attention:  Olivier C. Levitte
                   Telephone:  212-834-5131
                   Facsimile:  212-834-6562

         (ii) if sent to the Transferor, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

                   Metris Receivables, Inc.
                   4400 Baker Road
                   Minnetonka, MN  55343
                   Attention:  Treasurer
                   Telephone:  (612) 936-5077
                   Facsimile:  (612) 932-3302;

         (iii) if sent to Metris, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

                   Metris Companies Inc.
                   600 South Highway 169
                   St. Louis Park, MN  55426
                   Attention:  General Counsel
                   Telephone:  (612) 525-5090
                   Facsimile:  (612) 525-5070;

or to such other address as the Transferor, Metris or the Underwriter may designate in writing to the other parties hereto.

         Section 13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the Underwriters, Metris and the Transferor and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligations hereunder.

         Section 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 15. SEVERABILITY OF PROVISIONS. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

         Section 17. AMENDMENT. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         Section 18. HEADINGS. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 19. COUNTERPARTS. This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                            *          *          *

         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement between the Underwriters, the Transferor and Metris.


                     Very truly yours,

                     METRIS RECEIVABLES, INC.


                     By:
                        -------------------------------
                        Name: Paul T. Runice
                              Title: Treasurer



                     METRIS COMPANIES INC.


                     By:
                       ----------------------------
                       Name:  Paul T. Runice
                       Title: Treasurer and Vice President





Accepted in New York, New York,
as of the date hereof:

CHASE SECURITIES INC.


By:
   ------------------------------
   Name:
   Title:

For itself and as Representative
of the other Underwriters named in
Schedule A hereto.

                                   SCHEDULE A



          Name of Underwriter                     Principal Amount of
                                                   Class A Securities
---------------------------------------- --------------------------------------
Chase Securities Inc.

Bear, Stearns & Co. Inc.

Deutsche Bank Securities Inc

NationsBanc Montgomery Securities LLC

Saloman Smith Barney Inc.





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